Exhibit 99.2

exhibit 99.1

BancorpSouth, Inc.

Financial Information

As of and for the three months ended March 31, 2015

Forward Looking Information

Certain statements contained in this this presentation and the accompanying slides may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “foresee,” “hope,” “intend,” “may,” “might,” “plan,” “will,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those relating to the terms, timing and closings of the proposed mergers with Ouachita Bancshares Corp. and Central Community Corporation, the Company’s ability to operate its regulatory compliance programs consistent with federal, state ,and local laws, including its BSA/AML compliance program, the findings and results of the joint investigation by the Consumer Financial Protection Bureau (the “CFPB”) and the United States Department of Justice (“DOJ”) of the Company’s fair lending practices, the acceptance by customers of Ouachita Bancshares Corp. and Central Community Corporation of the Company’s products and services if the proposed mergers close, the outcome of any instituted, pending or threatened material litigation, amortization expense for intangible assets, goodwill impairments, loan impairment, utilization of appraisals and inspections for real estate loans, maturity, renewal or extension of construction, acquisition and development loans, net interest revenue, fair value determinations, the amount of the Company’s non-performing loans and leases, additions to Other Real Estate Owned (“OREO”), credit quality, credit losses, liquidity, off-balance sheet commitments and arrangements, valuation of mortgage servicing rights, allowance and provision for credit losses, continued weakness in the economic environment, early identification and resolution of credit issues, utilization of non-GAAP financial measures, the ability of the Company to collect all amounts due according to the contractual terms of loan agreements, the Company’s reserve for losses from representation and warranty obligations, the Company’s foreclosure process related to mortgage loans, the resolution of non-performing loans that are collaterally dependent, real estate values, fully-indexed interest rates, interest rate risk, interest rate sensitivity, calculation of economic value of equity, impaired loan charge-offs, troubled debt restructurings, diversification of the Company’s revenue stream, liquidity needs and strategies, sources of funding, net interest margin, declaration and payment of dividends, cost saving initiatives, improvement in the Company’s efficiencies, operating expense trends, future acquisitions and consideration to be used therefor, the impact of litigation regarding debit card fees and the impact of certain claims and ongoing, pending or threatened litigation, administrative and investigatory matters.

The Company cautions readers not to place undue reliance on the forward-looking statements contained in this this presentation and the accompanying slides, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. These factors may include, but are not limited to, the Company’s ability to operate its regulatory compliance programs consistent with federal, state ,and local laws, including its BSA/AML compliance program, the findings and results of the CFPB and the DOJ in their review of the Company’s fair lending practices, the ability of the Company, Ouachita Bancshares Corp. and Central Community Corporation to obtain regulatory approval of and close the proposed mergers, the potential impact upon the Company of the delay in the closings of these proposed mergers, the impact of any ongoing, pending or threatened litigation, administrative and investigatory matters involving the Company, conditions in the financial markets and economic conditions generally, the adequacy of the Company’s provision and allowance for credit losses to cover actual credit losses, the credit risk associated with real estate construction, acquisition and development loans, losses resulting from the significant amount of the Company’s OREO, limitations on the Company’s ability to declare and pay dividends, the availability of capital on favorable terms if and when needed, liquidity risk, governmental regulation, including the Dodd-Frank Act, and supervision of the Company’s operations, the short-term and long-term impact of changes to banking capital standards on the Company’s regulatory capital and liquidity, the impact of regulations on service charges on the Company’s core deposit accounts, the susceptibility of the Company’s business to local economic and environmental conditions, the soundness of other financial institutions, changes in interest rates, the impact of monetary policies and economic factors on the Company’s ability to attract deposits or make loans, volatility in capital and credit markets, reputational risk, the impact of the loss of any key Company personnel, the impact of hurricanes or other adverse weather events, any requirement that the Company write down goodwill or other intangible assets, diversification in the types of financial services the Company offers, the Company’s ability to adapt its products and services to evolving industry standards and consumer preferences, competition with other financial services companies, risks in connection with completed or potential acquisitions, the Company’s growth strategy, interruptions or breaches in the Company’s information system security, the failure of certain third-party vendors to perform, unfavorable ratings by rating agencies, dilution caused by the Company’s issuance of any additional shares of its common stock to raise capital or acquire other banks, bank holding companies, financial holding companies and insurance agencies, other factors generally understood to affect the assets, business, cash flows, financial condition, liquidity, prospects and/or results of operations of financial services companies and other factors detailed from time to time in the Company’s press and this presentation and the accompanying slides, reports and other filings with the SEC. Forward-looking statements speak only as of the date that they were made, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date of this this presentation and the accompanying slides.

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Q1 Highlights

Net income of $32.3 million, or $0.33 per diluted share

Generated deposit growth of $280.3 million, or 10.4% annualized

Net interest margin remained stable at 3.56%

Produced $33.5 million of insurance commission revenue, the highest level of quarterly insurance commission revenue in Company history

Originated $311.1 million in mortgage loans, which contributed to mortgage lending revenue of $8.6 million

On April 7, the consent order related to Bank Secrecy Act (“BSA”) and anti-money laundering (“AML”) compliance was formally terminated

Re-filed merger applications for Ouachita Banchsares Corp. and Central Community Corporation pending transactions

As of and for the three months ended March 31, 2015 3

Recent Quarterly Results

Three Months Ended % Change

3/31/15 12/31/14 3/31/14 vs 12/31/14 vs 3/31/14

Net interest revenue $ 106.1 $ 106.4 $ 101.5 (0.3) % 4.5%

Provision for credit losses (5.0) 0.0 0.0 NM NM

Noninterest revenue 73.3 63.5 66.5 15.4 10.2

Noninterest expense 136.9 130.0 126.7 5.3 8.1

Income before income taxes 47.5 39.9 41.3 18.9 14.8

Income tax provision 15.2 11.3 12.9 35.0 17.8

Net income $ 32.3 $ 28.7 $ 28.4 12.6% 13.4%

Net income per share: diluted $ 0.33 $ 0.30 $ 0.30 10.0% 10.0%

Dollars in millions, except per share data 4 NM – Not Meaningful

Noninterest Revenue

Three Months Ended % Change

3/31/15 12/31/14 3/31/14 vs 12/31/14 vs 3/31/14

Mortgage lending revenue $ 8,567 $ 3,250 $ 3,394 163.6% 152.4%

Credit card, debit card and merchant fees 8,539 9,921 7,843 (13.9) 8.9

Deposit service charges 11,252 12,538 12,536 (10.3) (10.2)

Insurance commissions 33,493 25,376 31,599 32.0 6.0

Wealth management 6,210 5,826 5,916 6.6 5.0

Other 5,254 6,602 5,229 (20.4) 0.5

Total noninterest revenue $ 73,315 $ 63,513 $ 66,517 15.4% 10.2%

% of total revenue 40.9% 37.4% 39.6%

Dollars in thousands 5

Noninterest Expense

Three Months Ended % Change

3/31/15 12/31/14 3/31/14 vs 12/31/14 vs 3/31/14

Salaries and employee benefits $ 81,179 $ 76,751 $ 78,883 5.8% 2.9%

Occupancy, net of rental income 10,194 10,500 10,287 (2.9) (0.9)

Equipment 3,974 3,996 4,499 (0.6) (11.7)

Deposit insurance assessments 2,311 2,430 1,600 (4.9) 44.4

Write-off and amortization of bond issue cost 12 12 12 — —

Advertising & public relations 1,351 2,003 1,454 (32.6) (7.1)

Foreclosed property expense 1,971 4,593 2,555 (57.1) (22.9)

Data processing, telecom & computer software 9,921 9,527 9,901 4.1 0.2

Amortization of intangibles 1,032 1,111 1,058 (7.1) (2.5)

Legal 7,681 2,322 1,878 230.8 309.0

Merger expense (2) 4 560 NM NM

Postage and shipping 1,172 1,239 1,287 (5.4) (8.9)

Other miscellaneous expense 16,137 15,558 12,733 3.7 26.7

Total noninterest expense $ 136,933 $ 130,046 $ 126,707 5.3% 8.1%

Non-operating items:

Merger expense $ (2) $ 4 $ 560

Total $ (2) $ 4 $ 560

Dollars in thousands NM – Not Meaningful

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Deposits

As of % Change

Annualized

3/31/15 12/31/14 3/31/14 vs 12/31/14 vs 3/31/14

Noninterest bearing demand $ 2,915 $ 2,779 $ 2,725 19.9% 7.0%

Interest bearing demand 4,980 4,868 4,583 9.3 8.6

Savings 1,396 1,332 1,297 19.5 7.6

Other time 1,962 1,994 2,206 (6.4) (11.1)

Total Deposits $ 11,253 $ 10,972 $ 10,812 10.4% 4.1%

Customer Repos 385 388 456 (3.5) (15.7)

Total Deposits & Customer Repos $ 11,637 $ 11,361 $ 11,268 9.9% 3.3%

Dollars in millions 7

Loan Portfolio

As of % Change

Annualized

3/31/15 12/31/14 3/31/14 vs 12/31/14 vs 3/31/14

Commercial and industrial $ 1,676 $ 1,746 $ 1,581 (16.3) % 6.0%

Real estate:

Consumer mortgages 2,301 2,258 2,047 7.8 12.4

Home equity 538 531 498 5.1 8.0

Agricultural 237 240 230 (4.6) 3.2

Commercial and industrial-owner occupied 1,518 1,523 1,488 (1.2) 2.0

Construction, acquisition and development 893 854 748 18.6 19.3

Commercial 1,993 1,962 1,848 6.5 7.9

Credit Cards 106 113 106 (25.5) 0.3

Other 464 486 522 (18.6) (11.1)

Total $ 9,727 $ 9,713 $ 9,068 0.6% 7.3%

Dollars in millions 8 Net loans and leases

Mortgage and Insurance Revenue

Mortgage Lending Revenue

Three Months Ended

3/31/15 12/31/14 9/30/14 6/30/14 3/31/14

Origination revenue $ 8,914 $ 3,949 $ 3,736 $ 8,758 $ 1,964

Servicing revenue 4,256 4,215 4,113 4,058 4,115

MSR payoffs/paydowns (1,564) (1,480) (1,559) (1,616) (1,138)

MSR valuation adjustment (3,039) (3,434) 648 (2,111) (1,547)

Total mortgage lending revenue $ 8,567 $ 3,250 $ 6,938 $ 9,089 $ 3,394

Production volume $ 311,115 $ 256,308 $ 305,730 $ 291,010 $ 197,110

Purchase money production $ 200,109 $ 193,154 $ 244,584 $ 241,538 $ 143,890

Mortgage loans sold $ 243,477 $ 229,070 $ 225,444 $ 264,478 $ 143,213

Margin on loans sold 3.66% 1.72% 1.66% 3.31% 1.37%

Current pipeline $ 302,721 $ 180,390 $ 178,531 $ 180,337 $ 102,873

Mortgage originators 124 122 113 110 109

Insurance Commission Revenue

Property and casualty commissions $ 20,673 $ 19,007 $ 22,746 $ 21,576 $ 19,987

Life and health commissions 5,412 5,521 5,128 5,549 5,010

Risk management income 666 621 708 617 705

Other 6,742 227 664 879 5,897

Total insurance commissions $ 33,493 $ 25,376 $ 29,246 $ 28,621 $ 31,599

Dollars in thousands 9

Credit Quality Highlights

Negative provision for credit losses of $5.0 million, compared to no recorded provision for both the fourth quarter of 2014 and the first quarter of 2014

Non-performing loans (“NPLs”) decreased $10.3 million, or 14.3%, and non-performing assets (“NPAs”) declined $16.4 million, or 15.5%, during the first quarter

Near-term delinquencies remained low at $29.1 million

Net charge-offs were $0.8 million for the first quarter compared with $1.5 million for the fourth quarter of 2014 and $3.5 million for the first quarter of 2014

OREO decreased $6.1 million, or 18.0%, quarter over quarter

As of and for the three months ended March 31, 2015 10 “Paying as agreed” includes loans that are less than 30 days past due with payments occurring at least quarterly

NPA Improvement

Total NPAs Have Declined Approximately 43% in the Last 12 Months

$625

$ 561

$ 528

$ 496

$500 $ 136

$ 133

$ 174

$375

$ 337

$ 103

$246

$250

$59 $ 425 $190

$ 394

$157

$ 322 $69 $129

$125 $110 $64 $112 $106

$ 234 $ 89

$46 $186 $55 $43 $34

$ 28

$64 $120 $93 $74 $69 $72 $ 61

$0

4Q 08 4Q 09 4Q 10 1Q 11 4Q 11 4Q 12 4Q 13 1Q 14 2Q 14 3Q 14 4Q 14 1Q 15

NPLs OREO

Dollars in millions NPLs consist of nonaccrual loans, loans 90+ days past due and restructured loans NPAs consist of NPLs and other real estate owned

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Summary

Financial Highlights

Growth in revenue contributed by noninterest lines of business? Meaningful deposit growth? Stable net interest margin? Continued credit quality improvement

Non-Financial Highlights

Consent order lifted

Re-filed merger applications for pending bank transactions? Opened loan production office in Dallas, TX

Q&A

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